Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes

19. Income Taxes

At December 31, 2019, the Company had federal and California net operating loss (“NOL”) carryforwards of approximately $38.3 million and $38.1 million, respectively. The federal net operating loss carryforwards of $7.6 million generated during the years ended December 31, 2019 and 2018 will carryforward indefinitely and be available to offset up to 80% of future taxable income. The $30.7 million and $30.5 million of carryforwards for federal and California income tax purposes, respectively, that were generated prior to 2018 begin to expire in 2028, unless previously utilized. At December 31, 2019, the Company had federal and California research and development (R&D) credit carryforwards of approximately $0.9 million and $0.8 million, respectively. The federal R&D tax credit carryforwards will begin to expire in 2027 unless previously utilized. The California R&D credit carryforwards will carry forward indefinitely.

The Company recognizes the impact of a tax position in the financial statements only if that position is more likely than not of being sustained upon examination by taxing authorities, based on the technical merits of the position. Any interest and penalties related to uncertain tax positions will be reflected in income tax expense.

Under Sections 382 and 383 of the Internal Revenue Code (IRC), substantial changes in the Company’s ownership may limit the amount of NOL and research and development credit carryforwards that could be used annually in the future to offset taxable income. The tax benefits related to future utilization of federal and state NOL carryforwards, credit carryforwards, and other deferred tax assets may be limited or lost if cumulative changes in ownership exceeds 50% within any three-year period. The Company has not completed an IRC Section 382/383 analysis regarding the limitation of net operating loss and research and development credit carryforwards, and therefore, the ability of the Company to utilize its NOL and R&D credits is unknown.

The Company accounts for income taxes using the asset and liability method to compute the differences between the tax basis of assets and liabilities and the related financial amounts, using currently enacted tax rates. The deferred tax assets and liabilities reflect the future tax consequences of the differences between the financial reporting and tax basis of assets and liabilities using currently enacted tax rates. The Company provides a valuation allowance against net deferred tax assets unless, based upon the available evidence, it is more likely than not that the deferred tax assets will be realized.

The provision for income taxes based on losses from operations consists of the following (in thousands):

	Years Ended December 31,
	2019	2018
Current
Federal	$—	$—
State	(1)	(1)

Total	(1)	(1)

Deferred
Federal	736	1,277
State	180	455

Total	916	1,732

Less valuation allowance	(916)	(1,732)

Income tax expense	$(1)	$(1)

The Company records a valuation allowance against deferred tax assets to the extent that it is more likely than not that some portion, or all, the deferred tax assets will not be realized. Due to the substantial doubt related to the Company’s ability to utilize its deferred tax assets, the Company recorded a valuation allowance against the deferred tax assets. The change in the valuation allowance is an increase of $0.9 million and $1.7 million for the years ended December 31, 2019 and 2018, respectively.

The reconciliation of income taxes computed using the statutory U.S. income tax rate and the provision (benefit) for income taxes for the years ended December 31, 2019 and 2018, are as follows (in thousands):

	Years Ended December 31,
	2019		2018
Tax computed at federal statutory rate	$(589)	21.00%	$(1,256)	21.00%
State tax, net of federal tax benefits	(194)	6.92%	(392)	6.56%
Permanent items	5	(0.18%)	104	(1.74%)
Tax credits	(66)	2.35%	(157)	2.62%
Tax rate change	0	0.00%	(18)	0.31%
Valuation allowance increase	916	(32.65%)	1,732	(28.74%)
Other	(71)	2.53%	(12)	0.01%

Provision for income taxes	$1	(0.04%)	$1	0.01%

Significant components of the Company’s net deferred tax assets are as follows (in thousands):

	Years Ended December 31,
	2019	2018
Tax loss carryforward	$10,757	$9,986
R&D credits and other tax credits	1,540	1,455
Stock-based compensation	60	71
Other	947	876

Total deferred tax assets	13,304	12,388
Less valuation allowance	(13,304)	(12,388)

Deferred tax assets, net	$—	$—

Uncertain Tax Positions

The FASB ASC Topic 740, Income Taxes, addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC Topic 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. For fiscal years through December 31, 2019, the Company generated research and development credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to the Company’s research and development tax credit carryforwards; therefore, based on the accumulation of research and development tax credits since the Company’s inception and the Company’s uncertainty around its ability to utilize those tax credits until a study is completed, the Company has reserved a portion of those credits as an uncertain tax position as of December 31, 2019. A full valuation allowance has been provided against the Company’s research and development tax credit carryforwards and, if an adjustment were to be required, this adjustment would be offset by a corresponding reduction to the valuation allowance.

The following table reconciles the beginning and ending amount of unrecognized tax benefits for the fiscal years ended December 31, 2019 and 2018 (in thousands):

	Years Ended December 31,
	2019	2018
Gross unrecognized tax benefits at the beginning of the year	$—	$—
Additions from tax positions taken in the current year	108	—
Additions from tax positions taken in prior years	366	—

Gross unrecognized tax benefits at end of the year	$474	$—

Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact the Company’s effective tax rate. The Company does not anticipate that there will be a substantial change in unrecognized tax benefits within the next twelve months.

The Company has not recognized any interest and penalties related to income taxes in the accompanying consolidated balance sheets or statements of operations. The Company is subject to taxation in the U.S. and state jurisdictions. The Company’s income tax returns for 2017, 2018 and 2019 are still open to audit by the taxing authorities.

US Tax Reform

On December 22, 2017, the 2017 Tax Cuts and Jobs Act (Tax Act) was enacted into law and the new legislation contains several key tax provisions that affected the Company, including a reduction of the corporate income tax rate to 21% effective January 1, 2018, among others. The Company is required to recognize the effect of the tax law changes in the period of enactment, such as determining the transition tax, remeasuring the Company’s U.S. deferred tax assets and liabilities, as well as reassessing the net realizability of the Company’s deferred tax assets and liabilities. In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), which allowed the Company to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. As a result, the Company previously provided a provisional estimate of the effect of the Tax Act in the Company’s financial statements. In the fourth quarter of 2018, the Company completed its analysis to determine the effect of the Tax Act and recorded no material adjustments as of December 31, 2018.

Predecessor Company [Member]
Income Taxes
8.	Income Taxes

Significant components of the Company’s deferred tax assets at December 31, 2019 and 2018 are shown below (in thousands):

	December 31,
	2019	2018
Deferred tax assets
Net operating loss carryovers	$35,901	$31,135
Research and development tax credits	8,312	8,641
Intangibles	130	379
Stock options	438	2,255
Compensation	47	452
Deferred revenue	—	2,642
Other	88	62

Total gross deferred tax assets	44,916	45,566
Deferred tax liabilities
Right-of-use asset	46	—

Total net deferred tax assets	44,870	45,566

Less valuation allowance	(44,870)	(45,566)

Net deferred tax assets	$—	$—

A reconciliation of the statutory tax rates and the effective tax rates for the years ended December 31, 2019, 2018 and 2017 is as follows:

	December 31,
	2019	2018	2017
Statutory rate	21.0%	21.0%	34.0%
Valuation allowance	6.1%	(25.2)%	51.5%
Federal tax rate change	—%	—%	(93.3)%
General business credits	(2.9)%	6.2%	10.8%
Expiration of stock options	(21.4)%	—%	—%
Other	(2.8)%	(2.0)%	(3.0)%

Effective tax rate	—%	—%	—%

At December 31, 2019, the Company had federal and state NOL carryforwards of $145.5 million and $76.4 million, respectively. The federal and state NOL carryforwards begin to expire in 2028, unless previously utilized. The federal NOL carryforwards generated after 2017 have an indefinite carryforward life. The Company also has federal, including orphan drug, and state research credit carryforwards of $8.3 million and $2.4 million, respectively. The federal research credit carryforwards will begin expiring in 2027, unless previously utilized. The state research credit will carry forward indefinitely. The change in the valuation allowance is a decrease of $0.7 million for the year ended December 31, 2019, an increase of $4.4 million for the year ended December 31, 2018 and a decrease of $9.0 million for the year ended December 31, 2017.

Pursuant to Internal Revenue Code (IRC) Sections 382 and 383, annual use of the Company’s NOL or research and development credit carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. The Company previously completed a study to assess whether an ownership change, as defined by IRC Section 382, had occurred from its formation through December 31, 2017. Based upon this study, the Company determined that ownership changes had occurred in 2006 and 2013 but concluded that the annual utilization limitation would be sufficient to utilize the Company’s pre-ownership change NOLs and research and development credits prior to expiration, with the exception of a de minimis amount. Future ownership changes may limit the Company’s ability to utilize its remaining tax attributes. The Company recognizes the impact of uncertain income tax positions at the largest amount that is “more likely than not” to be sustained upon audit by the relevant taxing authority. An uncertain tax position will not be recognized if it has less than a 50% likelihood of being sustained.

The following table summarizes the activity related to the Company’s unrecognized tax benefits (in thousands):

	2019	2018	2017
Balance at beginning of year	$2,221	$1,932	$1,319
Additions based on tax positions related to the current year	—	289	613
Reductions based on tax positions related to prior years	(80)	—	—

Balance at end of year	$2,141	$2,221	$1,932

The Company does not expect that the unrecognized tax benefits will change within 12 months of this reporting date. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact the Company’s effective tax rate. The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. For the years ended December 31, 2019, 2018 and 2017, the Company has not recognized any interest or penalties related to income taxes.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by the federal and state jurisdictions where applicable. There are currently no pending income tax examinations. The Company’s tax years for 2005 and forward are subject to examination by the federal and California tax authorities due to the carryforward of unutilized net operating losses (NOLs) and research and development credits.